UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2017
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)

104 S. Michigan Avenue
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders

Coeur Mining, Inc. (“Coeur”) held its 2017 Annual Meeting of Stockholders on May 9, 2017, in Chicago, Illinois (the “Annual Meeting”). Coeur’s stockholders voted on the following four proposals at the Annual Meeting. The number of votes cast for and against each proposal and the number of abstentions and broker non-votes are set forth below.

Proposal 1. Election of Directors
The stockholders elected the following eight individuals to Coeur’s Board of Directors for one-year terms expiring at the 2018 Annual Meeting of Stockholders. The voting results were as follows:

	For	Against	Abstain	Approval Percentage (1)
Robert E. Mellor	96,776,083	10,928,225	398,021	89.85%
Linda L. Adamany	106,206,625	1,487,647	408,057	98.62%
Kevin S. Crutchfield	106,346,024	1,357,279	399,026	98.74%
Sebastian Edwards	96,725,959	10,971,666	404,672	89.81%
Randolph E. Gress	106,282,556	1,415,275	404,498	98.69%
Mitchell J. Krebs	106,570,030	1,157,161	375,138	98.93%
John H. Robinson	96,321,108	11,379,751	401,470	89.43%
J. Kenneth Thompson	95,735,020	11,992,073	375,236	88.87%

Broker Non-Votes:		35,799,554

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of Grant Thornton LLP as Coeur’s independent registered public accounting firm for the 2017 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
142,082,629	819,370	999,884	—	99.43%

Proposal 3. Approval of advisory resolution on executive compensation.
The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
104,793,038	2,818,231	491,060	35,799,554	97.38%

Proposal 4. Advisory resolution on the frequency of future advisory votes to approve executive compensation.
The stockholders voted on an advisory resolution on the frequency of future advisory votes on executive compensation. The voting results were as follows:

1 Year	Percentage (1)	2 Years	Percentage (1)	3 Years	Percentage (1)	Abstain	Broker Non-Votes
93,864,649	87.33%	453,693	0.42%	13,169,985	12.25%	613,968	35,799,554
Based on these results, and consistent with Coeur’s recommendation, Coeur’s Board of Directors has determined that Coeur will hold an advisory vote on executive compensation every year.

_____________________________________________________

(1) Percentage of votes cast for the nominee or proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: May 9, 2017	By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Senior Vice President, General Counsel and Secretary